Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Michael Edell, President and Chief Executive Officer of SenesTech, Inc., certify that:
1.To my knowledge, the Quarterly Report on Form 10-Q of SenesTech, Inc. for the fiscal quarter ended September 30, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.To my knowledge, the information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of SenesTech, Inc.

Dated: November 13, 2026	/s/ Michael Edell
Michael Edell
President and Chief Executive Officer
(Principal Executive Officer)
This certification accompanies the Quarterly Report on Form 10-Q to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of SenesTech, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Quarterly Report on Form 10-Q), irrespective of any general incorporation language contained in such filing.